Villere Equity Fund
Schedule of Investments
November 30, 2025 (Unaudited)

COMMON STOCKS - 83.1%	Shares	Value
Administrative and Support Services - 8.1%
Uber Technologies, Inc. (a)	13,605	$1,190,982
Visa, Inc. - Class A	4,730	1,581,901
		2,772,883

Ambulatory Health Care Services - 3.1%
Option Care Health, Inc. (a)(b)	33,750	1,049,625

Beverage and Tobacco Product Manufacturing - 1.1%
PepsiCo, Inc.	2,475	368,131

Chemical Manufacturing - 6.9%
Abbott Laboratories	3,600	464,040
Colgate-Palmolive Co.	5,485	440,939
Kenvue, Inc.	23,725	411,629
Ligand Pharmaceuticals, Inc. (a)	5,152	1,046,783
		2,363,391

Computer and Electronic Product Manufacturing - 7.0%
Microchip Technology, Inc.	5,285	283,170
ON Semiconductor Corp. (a)(b)	17,570	882,717
Roper Technologies, Inc.	2,725	1,215,950
		2,381,837

Couriers and Messengers - 1.1%
United Parcel Service, Inc. - Class B	3,885	372,144

Credit Intermediation and Related Activities - 5.5%
Euronet Worldwide, Inc. (a)(b)	12,365	916,123
JPMorgan Chase & Co.	3,110	973,679
		1,889,802

Food Manufacturing - 1.0%
Mondelez International, Inc. - Class A	5,690	327,573

Insurance Carriers and Related Activities - 4.8%
Palomar Holdings, Inc. (a)(b)	9,905	1,230,300
Progressive Corp.	1,750	400,383
		1,630,683

Life Sciences Tools & Services - 0.0%(c)
OmniAb, Inc. (a)(d)	7,705	0
OmniAb, Inc. (a)(d)	7,705	0
		0

Management of Companies and Enterprises - 5.4%
First Interstate BancSystem, Inc. - Class A (b)	15,725	516,409
On Holding AG - Class A (a)(b)	30,210	1,328,938
		1,845,347

Merchant Wholesalers, Durable Goods - 3.5%
Pool Corp. (b)	4,900	1,193,640

Mining (except Oil and Gas) - 3.9%
Freeport-McMoRan, Inc.	31,010	1,332,810

Miscellaneous Manufacturing - 7.1%
Johnson & Johnson	2,570	531,784
STERIS PLC	2,005	533,891
Stryker Corp.	3,675	1,364,087
		2,429,762

Performing Arts, Spectator Sports, and Related Industries - 3.2%
Caesars Entertainment, Inc. (a)(b)	46,710	1,086,942

Petroleum and Coal Products Manufacturing - 1.1%
Chevron Corp.	2,555	386,137

Professional, Scientific, and Technical Services - 3.8%
IDEXX Laboratories, Inc. (a)	1,730	1,302,482

Publishing Industries - 1.6%
Microsoft Corp.	1,140	560,891

Sporting Goods, Hobby, Musical Instrument, Book, and Miscellaneous Retailers - 5.4%
Amazon.com, Inc. (a)	7,880	1,837,774

Support Activities for Mining - 2.6%
Atlas Energy Solutions, Inc. (b)	103,535	892,472

Telecommunications - 1.2%
Verizon Communications, Inc.	10,155	417,472

Transportation Equipment Manufacturing - 1.3%
Lockheed Martin Corp.	1,000	457,860

Waste Management and Remediation Services - 1.5%
Republic Services, Inc.	2,300	499,238

Water Transportation - 2.9%
Tidewater, Inc. (a)	18,575	1,003,421
TOTAL COMMON STOCKS (Cost $21,898,984)		28,402,317

REAL ESTATE INVESTMENT TRUSTS - COMMON - 2.7%	Shares	Value
Warehousing and Storage - 2.7%
Lineage, Inc. (b)	25,450	911,619
TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON (Cost $1,665,112)		911,619

CONVERTIBLE PREFERRED STOCKS - 1.3%	Shares	Value
Credit Intermediation and Related Activities - 1.3%
Bank of America Corp., Series L, 7.25%, Perpetual	360	450,810
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $452,144)		450,810

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 21.1%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.09% (e)	7,212,423	7,212,423
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,212,423)		7,212,423

MONEY MARKET FUNDS - 12.9%	Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.88% (e)	4,427,991	4,427,991
TOTAL MONEY MARKET FUNDS (Cost $4,427,991)		4,427,991

TOTAL INVESTMENTS - 121.1% (Cost $35,656,654)		41,405,160
Liabilities in Excess of Other Assets - (21.1)%		(7,205,246)
TOTAL NET ASSETS - 100.0%		$34,199,914

Percentages are stated as a percent of net assets.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of November 30, 2025. The fair value of these securities was $7,093,309.
(c)	Represents less than 0.05% of net assets.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of November 30, 2025.

(e)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Villere Equity Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$28,402,317	$–	$–	$28,402,317
Real Estate Investment Trusts - Common	911,619	–	–	911,619
Convertible Preferred Stocks	450,810	–	–	450,810
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	7,212,423
Money Market Funds	4,427,991	–	–	4,427,991
Total Investments	$34,192,737	$–	$–	$41,405,160

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $7,212,423 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

The following is a reconciliation of the Equity Fund's Level 3 assets for which significant unobservable inputs were used to determine fair value:

Common Stocks
Balance as of August 31, 2024	$0
Acquisitions	-
Dispositions	-
Accrued discounts/premiums	-
Realized gain (loss)	-
Change in unrealized appreciation/depreciation	-
Transfer in and/or out of Level 3	-
Balance as of November 30, 2024	$0
Change in unrealized appreciation/depreciation for Level 3 investments held at November 30, 2024	$-

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Adviser, as the Funds' Valuation Designee, oversees valuation techniques.

Type of Security	Fair Value at 11/30/24	Valuation Techniques	Unobservable Input	Input Value(s)
Common Stock	$0.00	Issue Price	Market Data	$0.00